                          MOTOR TRANSPORTATION CONTRACT

                         American Honda Motor Co., Inc.

                                       and

                              Allied Systems, Ltd.

                          MOTOR TRANSPORTATION CONTRACT

This Motor Transportation Contract (Contract) is by and between AMERICAN HONDA MOTOR CO., INC. (Shipper), whose address is 1919 Torrance Blvd., Torrance, CA, 90501-2746; and Allied Systems, Ltd. (Carrier) whose address is 160 Clairemont Avenue, Decatur, GA 30030.

This document contains all provisions of the Contract except transportation particulars (namely rates, routes, and transit standards) which are covered by Appendices to this Contact. (APPENDICES WITH RATES AND ROUTES NOT ATTACHED.)

1.    TRANSPORTATION SERVICE

Carrier shall provide Shipper with complete delivery and transportation service from and to points designated in the attached Appendices. Delivery service will comply with all Shipper policies including, but not limited to transportation standards, covered in the attached Appendix, and damage prevention and claims. Subject to the contingencies herein recited, Shipper shall retain Carrier to perform such services during the period of this agreement and to tender minimum volumes as found in the attached Appendices for shipment each year this contract remains in effect.

2.    EFFECTIVE DATE AND DURATION

This Contract shall take effect as of April 1, 2002 and terminate as of March 31, 2003. The term shall be automatically extended for successive periods of one
(1) year until terminated by either party upon not less than sixty (60) days prior to the expiration date of the current term.

3.    GENERAL TERMINOLOGY AND CONDITIONS

The general terminology and conditions of this Contract for transportation services are described in the appropriate Appendices.

In the event of a conflict between this Contract and an Appendix hereto, the Appendix shall prevail.

4.    RATES AND CHARGES

Carrier shall charge Shipper and Shipper shall pay Carrier for the transportation services herein listed, per the schedule of rates and charges as found in the attached Appendix. Shipper shall make full payment for all undisputed invoices within thirty (30) days of the receipt of such invoices.

Rates will be based on mileages derived from the Rand McNally Milemaker program rounded up to the closest five (5) or ten (10) mile increment.

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5.    SERVICE COMMITMENT

Carrier agrees to provide service per the transit and compliance percentage standards agreed upon at the quarterly Vendor Performance Excellence Program meeting. If the Carrier fails to meet the standards within a quarterly period, the Shipper may request the Carrier provide a written corrective action plan. The corrective action plan must include a timeline and the measurable items necessary to provide service per the standards. The corrective action plan must be submitted to Shipper within fifteen (15) days of notification of non-compliance. If the Carrier does not provide service per the standards within thirty (30) days of the submission of the corrective action plan, Shipper can eliminate the origin, railhead or route(s) from the Contract without penalty.

Carrier and Shipper agree that at the reasonable discretion of the Shipper, transit and/or compliance percentage standards can be adjusted to facilitate continuous improvement.

Shipper and Carrier agree that the transit and compliance percentage standards shall exclude any vehicles which Shipper tenders for delivery to Carrier but which cannot be transported by Carrier in a timely manner due to a Force Majeure event as described in Section 10.

6.    DAMAGE INSPECTIONS REIMBURSEMENT AND REPAIR COSTS

Shipper shall notify Carrier in writing of any claim for vehicle damage or loss within nine (9) months following the discovery of the damage or loss. Carrier shall be allowed ninety (90) days from time of notification in which to investigate, deny, or pay claims as presented.

Notwithstanding any other provisions of this Agreement to the contrary, the following provisions shall govern damage to vehicles.

      DAMAGE CLASSIFICATION: Damaged vehicles are classified into one of six categories depending upon severity of damage and particular circumstance.

      CLASS 1: Vehicle is damaged to the extent that it can be repaired and sold as new.

      CLASS 2: Vehicle is damaged to the extent that it can be repaired, but cannot be sold as new; therefore, classified as "Other than New."

      CLASS 3: Vehicle is considered constructive total loss, as such safety or integrity is compromised and vehicle will be destroyed or donated for limited training and/or testing and research purposes dependent on decision solely made by Shipper.

      CLASS 4: Vehicle is completely destroyed and is considered an actual total loss; noting that crushing or further destruction may or may not be necessary.

      CLASS 5: Vehicle is export vehicle and is damaged to such a degree that it cannot be repaired.

      CLASS 6: Vehicle is stolen or missing while in Carrier custody.

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      THIRD PARTY INSPECTION: Carrier and Shipper will utilize a third party acceptable to both Carrier and Shipper to inspect damaged vehicles.

      Shipper will be the sole judge of what comprises a critically damaged vehicle and will solely determine vehicle's disposition.

      CLAIM VALUATION AND VEHICLE DISPOSITION:

      CLASS 1 VEHICLES: Carrier will reimburse Shipper for the entire repair cost incurred at a Shipper authorized repair facility. Additionally, cost of survey and transportation for delivery and return of such vehicles shall be reimbursed if applicable.

      CLASS 2 VEHICLES: Carrier will reimburse Shipper for the entire repair cost incurred at a Shipper authorized repair facility. Additionally, cost of survey and transportation for delivery and return of such vehicles shall be reimbursed if applicable. Carrier shall also provide settlement to Shipper for value of depreciation; namely difference in value from selling vehicle as "other than new" from that of a new vehicle's dealer invoice value. This depreciation is calculated as $[XXXX] or [XXXX]% of dealer cost, whichever is less.

      CLASS 3 VEHICLES: Carrier will provide settlement to Shipper for entire dealer invoice value (which includes incurred freight) of vehicle less salvage allowance of [XXXX] percent. Additionally, cost of survey and transportation for delivery and return of such vehicles shall be reimbursed if applicable.

      CLASS 4 VEHICLES: Carrier will provide settlement to Shipper for entire dealer invoice value (which includes incurred freight) of vehicle less salvage allowance of [XXXX] percent. Additionally, cost of survey and transportation for delivery and return of such vehicles shall be reimbursed if applicable.

      CLASS 5 VEHICLES: Carrier will provide settlement to Shipper for entire commercial invoice value (which includes incurred freight) to exported country (less any profit not earned or costs not incurred). Additionally, cost of survey and transportation for delivery and return of such vehicles shall be reimbursed if applicable.

      CLASS 6 VEHICLES: Carrier will provide settlement to Shipper for entire dealer invoice value (which includes incurred freight) of vehicle. Additionally, Carrier will reimburse associated survey costs. If said vehicle is recovered, Shipper shall further classify category of vehicle and make appropriate refunds based on such classification.

At no time shall the Carrier bill the Shipper for return freight charges, to a repair facility and back to a dealer or auction facility, of a vehicle damaged while in the care and custody of the Carrier.

7.    AGENT

For purposes of this Contract, any third party performing any obligation of Shipper or Carrier is considered to be its agent.

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8.    INSURANCE

Carrier shall at all times during the term of the Contract procure and maintain Automobile Liability Insurance providing Bodily Injury and Property Damage insurance on the vehicles owned, leased or hired by Carrier that are used to transport vehicles on behalf of Shipper in the minimum amount of $5,000,000.00, combined single limit for each occurrence or such higher amount that may be required by law, regulation or order of any public or insurance authority having jurisdiction. Carrier shall also maintain (a) Motor Truck Cargo Liability Insurance coverage for direct physical loss or damage to cargo, excluding perils of Force Majeure, as set forth in Paragraph 10. Such coverage shall be include of cargo stored at a Carrier's terminal; (b) Employer's Liability and Workers Compensation insurance against liability for death or injury to employees of Carrier in such amounts as are required by applicable laws; (c) Commercial General Liability Insurance, including contractual and property damage with a combined single limit of at least $5,000,000.00 for each occurrence Carrier shall furnish Shipper with a certificate(s) of insurance evidence within ten
(10) days of the execution of this contract. Insurance policies may not be modified materially or cancelled without thirty (30) days prior notice to Shipper.

9.    CONFIDENTIALITY

The provisions of this Contract are considered confidential and, as to certain terms, including rates, are considered trade secrets, and may not be disclosed to a third party without the consent of the other parties except: (A) as required by statute, regulation or court order, (B) to a parent, affiliate or subsidiary company, or (C) to an auditing firm that is agreeable to the confidentiality provisions. If this provision is breached, this Contract may be terminated upon 30 days written notice by the non-disclosing party to the disclosing party.

10.   FORCE MAJEURE

A party may be excused from its performance if prevented or delayed by the following force majeure conditions: Act of God, authority of law, weather impediments, fire, explosion, labor disputes, embargo, war, insurrection, derailment or like causes beyond its control. The force majeure event will excuse only the service or performance item affected by the force majeure event. The Contract shall be suspended but not extended during the force majeure period, provided however amounts due for transportation services provided shall be paid. The party claiming force majeure shall promptly notify in writing all other parties when the force majeure begins, the nature of the force majeure, and when the force majeure is terminated.

11.   ARBITRATION

If a question or controversy arises between the parties concerning the observance, performance, interpretation or implementation of any of the terms, provisions, or conditions contained herein or the rights or obligations of either party under this Agreement, such question or controversy shall in the first instance be the subject of a meeting between the parties to negotiate a resolution of such dispute which meeting shall occur within fifteen (15) working days after written request for the meeting by any party. If, within thirty (30) days after the meeting, the parties have not negotiated a resolution or mutually extended the period of negotiation, either party may seek resolution of the questions or controversy pursuant to binding arbitration. In addition, any party may initiate arbitration immediately should the parties be unable to schedule, or hold, an initial meeting within fifteen (15) working days after a written request for a meeting.

The party calling for arbitration ("Initiating Party") shall give written notice the other party setting forth: (a) a statement of the issue(s) to be arbitrated;
(b) a statement of the claim showing that Initiating Party is entitled to relief; and (c) a statement of the relief to which the Initiating Party claims to be entitled. Within twenty (20) days from the receipt of such notice, the other party ("Receiving Party") may submit its written response and give notice in the same manner required above of additional issues to be arbitrated. The Initiating Party shall have ten (10) days from receipt of said response to respond to any issues submitted for arbitration by the Receiving Party.

Within sixty (60) days of the date of the Initiating Party's written notice requesting arbitration, each party shall designate a competent and disinterested person to act as that party's designated arbitrator, with the two (2) persons designated selecting a third neutral arbitrator within thirty (30) days of their designation. In the event the first two designated arbitrators cannot agree on the third neutral arbitrator within such thirty (30) day period, the neutral arbitrator shall be selected pursuant to the rules of the American Arbitration Association ("AAA"). The arbitration proceeding shall be conducted in accordance with the Commercial Arbitration Rules of the AAA then in effect, to the extent not superseded by the terms of this Section. The schedule for the arbitration proceedings shall be established by the arbitrators in consultation with the parties. Any arbitration proceedings shall be held at location in Los Angeles County, California mutually acceptable to the parties, or as established by the arbitrators if the parties are unable to agree.

The decision and award, if any, of the arbitration panel shall be rendered within 30 days of the close of the arbitration proceeding. The decision shall be in writing and include a statement of the reasons and findings of the arbitrators. Any decision and award of the majority of the panel shall be final and binding upon the parties. The arbitrators shall not award punitive or exemplary damages against either party. Judgment upon the decision or award rendered may be entered in any state or federal court of competent jurisdiction. The parties shall each bear the expense of their respective designated arbitrator as well as their own fees and costs. The expense of the neutral arbitrator shall be shared equally by the parties.

12.   MISCELLANEOUS

      - Any waiver of any provision in this Contract must be in writing.. Failure to enforce is not a waiver.

      - Any claim for overcharges or undercharges must be brought within three years from the dare of shipment.

13.   APPLICABLE LAW

California law shall govern the interpretation and performance of this contract, except to the extent otherwise provided herein.

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14.   BINDING EFFECT

This Agreement shall inure to the benefit of the parties hereto and shall be binding upon the successors and assigns of the parties hereto.

15.   ASSIGNMENT

Neither party to this Agreement shall assign its interests in this Agreement without the prior written consent of the other party.

16.   INDEMNITY

Carriers shall indemnify, defend, and hold Shipper, its officers, directors, employees, an affiliated entities, harmless from any loss, damage, liability or expense, including reasonable attorneys' fees and costs, arising from the transportation or delivery of property pursuant to this Contract, or the use, maintenance or operation of Carriers' equipment inn the performance of Carriers' duties hereunder, including, but not limited to, claims for personal injury or damage to personal or real property: provided, however, that Carriers shall not indemnify Shipper for Shipper's acts of negligence, willful misconduct, or breach of representations, warranties or covenants contained in this Contract. This provision shall survive this Contract's cancellation, expiration or termination.

Shipper shall indemnify, defend, and hold Carrier, its officers, directors, employees, and affiliated entities, harmless from any loss, damage, liability or expense, including reasonable attorneys' fees and costs, arising from the performance of Shippers' duties hereunder, including, but not limited to, claims for personal injury or damage to personal or real property: provided however, that Shippers shall not indemnify Carrier for Carrier's acts of negligence, willful misconduct, or breach of representations, warranties or covenants contained in this Contract. This provision shall survive this cancellation, expiration or termination.

17.   ENTIRE UNDERSTANDING

This Contract and all reference attachments represent the entire understanding of the parties and supersedes all prior and written agreements. This Contract may not be modified without the parties written consent, shall be construed (except for matters referring to federal laws or regulations) according to the laws of the State of California, and has been executed by the duly authorized representatives of the parties.

IN WITNESS WHEREOF, the parties have caused this contract to be executed by their duly authorized respective representatives.

AMERICAN HONDA MOTOR CO., INC.              ALLIED SYSTEMS, LTD.

By: _______________________________         By: ________________________________

Title: ____________________________         Title: _____________________________

Date: _____________________________         Date: ______________________________

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                         AMERICAN HONDA MOTOR CO., INC.
                                  CONTRACT NO.
                                   APPENDIX 1
                       BASE RATES EFFECTIVE APRIL 1, 2002

Minimum Miles:  [XXXX] Miles
Mileage to be derived from Rand McNally Milemaker program

         ORIGIN                      DESTINATION          FIXED RATE  VARIABLE RATE
Albuquerque, NM             Local                           [XXXX]       [XXXX]
Alliance, TX                Local                           [XXXX]       [XXXX]
Birmingham, LA              Local                           [XXXX]       [XXXX]
Doremus II, NJ              Local                           [XXXX]       [XXXX]
East Liberty, OH            AL, IN, KY, OH, TN              [XXXX]       [XXXX]
East Liberty, OH            IA, IL, MI, WI                  [XXXX]       [XXXX]
East Liberty, OH            KS, MN, MO W. PA, W. NY         [XXXX]       [XXXX]
East Liberty, OH            Crosshaul rates                 [XXXX]       [XXXX]
Irondale, CO                Local                           [XXXX]       [XXXX]
Jacksonville, FL            Local                           [XXXX]       [XXXX]
Lawrenceville, GA           Local                           [XXXX]       [XXXX]
Laurel, MT                  ID, MT, ND, SD, E. WA, E. WY    [XXXX]       [XXXX]
Marysville, OH              AL, IN, KY, OH, TN              [XXXX]       [XXXX]
Marysville, OH              IA, IL, MI, WI                  [XXXX]       [XXXX]
Marysville, OH              KS, MN, MO, W. PA, W. NY        [XXXX]       [XXXX]
Marysville, OH              Crosshaul rates                 [XXXX]       [XXXX]
Miami, FL                   Local                           [XXXX]       [XXXX]
Petersburg, VA              Local                           [XXXX]       [XXXX]
Portland, OR                Local                           [XXXX]       [XXXX]
Ridgefield Heights, VA      Local                           [XXXX]       [XXXX]
St. Paul, MN                Local                           [XXXX]       [XXXX]
Tampa, FL                   Local                           [XXXX]       [XXXX]
Westboro, MA                Local                           [XXXX]       [XXXX]
Wilmington, DE              Local                           [XXXX]       [XXXX]
Winston-Salem, NC           Local                           [XXXX]       [XXXX]

All other crosshaul rates:                                  [XXXX]       [XXXX]

ROUNDING:  FINAL PRODUCT ROUNDED TO THE PENNY

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                                  CONFIDENTIAL
                      APPENDIX A TO TRANSPORTATION CONTRACT

This Appendix is made between American Honda Motor Co., Inc. (Shipper); and Allied Systems Ltd., herein referred to as a "Carrier."

1. TRANSPORTATION: Shipper agrees to tender and Carrier agrees to provide transportation services outlined in the attached Exhibit.

2. NOTICES: Any notices or correspondence shall be in writing and addressed as follows:

Shipper - Manager - Auto Logistics, American Honda Motor Co., Inc., 1919 Torrance Blvd., Torrance, CA 90501-2746.

Carrier - General Counsel, Allied Systems, Ltd., 160 Clairemont Avenue, Decatur, GA 30030.

3. VOLUME COMMITMENT: Shipper agrees to tender and Carrier agrees to haul a minimum of [XXXX] vehicles annually. If the contract is extended, pursuant to Section 2 of the Master Contract, Shipper has the right to adjust the annual minimum volume.

      Shipper agrees to provide the shipper with annual volume forecasts.

4.    RATES:

      As agreed to the parties and incorporated in this Agreement as Appendix A,
      Schedule 1 (NEED TO ATTACH RATES AND ROUTES).

--------------------------
[XXXX] Represents material deleted per the Company's request for Confidential Treatment and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.